Exhibit 10.31

                             2003 POST-EGTRRA AMENDMENTS


                                      ARTICLE I
                                       PREAMBLE

1.1      Adoption and effective date of amendment. This amendment of the plan is
         ----------------------------------------
         adopted to reflect certain provisions of the Economic Growth and Tax Relief Reconciliation Act of 2001 ("EGTRRA"), the Job Creation and Worker Assistance Act of 2002, IRS Regulations issued pursuant to IRC ss.401(a)(9), and other IRS guidance. This amendment is intended as good faith compliance with the requirements of EGTRRA and is to be construed in accordance with EGTRRA and guidance issued thereunder. Except as otherwise provided, this amendment shall be effective as of the first day of the first plan year beginning after December 31, 2001.

1.2      Supersession of inconsistent provisions. This amendment shall supersede
         ---------------------------------------
         the provisions of the plan to the extent those provisions are inconsistent with the provisions of this amendment.

1.3      Adoption by prototype sponsor. Except as otherwise provided herein,
         -----------------------------
         pursuant to Section 5.01 of Revenue Procedure 2000-20, the sponsor hereby adopts this amendment on behalf of all adopting employers.


                                      ARTICLE II
                             ADOPTION AGREEMENT ELECTIONS

         The questions in this Article II only need to be completed in order to override the default provisions set forth below. If all of the default provisions will apply, then these questions should be skipped.

         Unless the employer elects otherwise in this Article II, the following defaults apply:

         1. If catch-up contributions are permitted, then the catch-up contributions are treated like any other elective deferrals for purposes of determining matching contributions under the plan.

         2. For plans subject to the qualified joint and survivor annuity rules, rollovers are automatically excluded in determining whether the $5,000 threshold has been exceeded for automatic cash-outs (if the plan provides for automatic cash-outs). This is applied to all participants regardless of when the distributable event occurred.

         3. The minimum distribution requirements are effective for distribution calendar years beginning with the 2002 calendar year. In addition, participants or beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in the plan applies to distributions after the death of a participant who has a designated beneficiary.

         4. Amounts that are "deemed 125 compensation" are not included in the definition of compensation.

2.1 Exclusion of Rollovers in Application of Involuntary Cash-out Provisions. If the plan is subject to the joint and survivor annuity rules and includes involuntary cash-out provisions, then unless one of the options below is elected, effective for distributions made after December 31, 2001, rollover contributions will be excluded in determining the value of a participant's nonforfeitable account balance for purposes of the plan's involuntary cash-out rules.
         a.  [ ] Rollover contributions will not be excluded.
         b. [ ] Rollover contributions will be excluded only with respect to distributions made after ______________ (Enter a date no earlier than December 31, 2001).
         c. [ ] Rollover contributions will only be excluded with respect to participants who separated from service after ______________. (Enter a date. The date may be earlier than December 31, 2001.)

2.2 Catch-up contributions (for 401(k) profit sharing plans only): The plan permits catch-up contributions effective for calendar years beginning after December 31, 2001, (Article V) unless otherwise elected below.
         a.  [ ] The plan does not permit catch-up contributions to be made.
         b. [ ] Catch-up contributions are permitted effective as of:___________________________ (enter a date no earlier than
                 January 1, 2002).

         And, catch-up contributions will be taken into account in applying any matching contribution under the Plan unless otherwise elected below.
         c. [X] Catch-up contributions will not be taken into account in applying any matching contribution under the Plan.

2.3      Amendment for Section 401(a)(9) Final and Temporary Treasury
         Regulations.

         a. Effective date. Unless a later effective date is specified in below, the provisions of Article VI of this amendment will apply for purposes of determining required minimum distributions for calendar years beginning with the 2002 calendar year.

              [ ] This amendment applies for purposes of determining required minimum distributions for distribution calendar years beginning with the 2003 calendar year, as well as required minimum distributions for the 2002 distribution calendar year that are made on or after _______________________________ (leave blank if this amendment does not apply to any minimum distributions for the 2002 distribution calendar year).

         b. Election to not permit Participants or Beneficiaries to Elect 5-Year Rule.

              Unless elected below, Participants or beneficiaries may elect on an individual basis whether the 5-year rule or the life expectancy rule in Sections 6.2.2 and 6.4.2 of this amendment applies to distributions after the death of a Participant who has a designated beneficiary. The election must be made no later than the earlier of September 30 of the calendar year in which distribution would be required to begin under Section 6.2.2 of this amendment, or by September 30 of the calendar year which contains the fifth anniversary of the Participant's (or, if applicable, surviving spouse's) death. If neither the Participant nor beneficiary makes an election under this paragraph, distributions will be made in accordance with Sections 6.2.2 and
              6.4.2 of this amendment and, if applicable, the elections in
              Section 2.3.c of this amendment below.

              [ ] The provision set forth above in this Section 2.3.b shall not apply. Rather, Sections 6.2.2 and 6.4.2 of this amendment shall apply except as elected in Section 2.3.c of this amendment below.

         c. Election to Apply 5-Year Rule to Distributions to Designated Beneficiaries.

              [ ] If the Participant dies before distributions begin and there is a designated beneficiary, distribution to the designated beneficiary is not required to begin by the date specified in the Plan, but the Participant's entire interest will be distributed to the designated beneficiary by December 31 of the calendar year containing the fifth anniversary of the Participant's death. If the Participant's surviving spouse is the Participant's sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to either the Participant or the surviving spouse begin, this election will apply as if the surviving spouse were the Participant.

                  If the above is elected, then this election will apply to:

                  1. [ ] All distributions.

                  2. [ ] The following distributions:_________________________.

         d. Election to Allow Designated Beneficiary Receiving Distributions Under 5-Year Rule to Elect Life Expectancy Distributions.

              [ ] A designated beneficiary who is receiving payments under the 5-year rule may make a new election to receive payments under the life expectancy rule until December 31, 2003, provided that all amounts that would have been required to be distributed under the life expectancy rule for all distribution calendar years before 2004 are distributed by the earlier of December 31, 2003, or the end of the 5-year period.

2.4 Deemed 125 compensation. Article VII of this amendment shall not apply unless otherwise elected below.

         [ ] Article VII of this amendment (Deemed 125 Compensation) shall apply effective as of Plan Years and Limitation Years beginning on or after ______________________(insert the later of January 1, 1998, or the first day of the first plan year the Plan used this definition).


                                      ARTICLE III
                                 INVOLUNTARY CASH-OUTS

3.1      Applicability and effective date. If the plan is subject to the
         --------------------------------
         qualified joint and survivor annuity rules and provides for involuntary cash-outs of amounts less than $5,000, then unless otherwise elected in
         Section 2.1 of this amendment, this Article shall apply for distributions made after December 31, 2001, and shall apply to all participants.

3.2      Rollovers disregarded in determining value of account balance for
         -----------------------------------------------------------------
         involuntary distributions. For purposes of the Sections of the plan
         -------------------------
         that provide for the involuntary distribution of vested accrued benefits of $5,000 or less, the value of a participant's nonforfeitable account balance shall be determined without regard to that portion of the account balance that is attributable to rollover contributions (and earnings allocable thereto) within the meaning of Sections 402(c), 403(a)(4), 403(b)(8), 408(d)(3)(A)(ii), and 457(e)(16) of the Code. If
         the value of the participant's nonforfeitable account balance as so determined is $5,000 or less, then the plan shall immediately distribute the participant's entire nonforfeitable account balance.


                                      ARTICLE IV
                                HARDSHIP DISTRIBUTIONS

Reduction of Section 402(g) of the Code following hardship distribution. If the
-----------------------------------------------------------------------
plan provides for hardship distributions upon satisfaction of the safe harbor (deemed) standards as set forth in Treas. Reg. Section 1.401(k)-1(d)(2)(iv), then effective as of the date the elective deferral suspension period is reduced from 12 months to 6 months pursuant to EGTRRA, there shall be no reduction in the maximum amount of elective deferrals that a Participant may make pursuant to
Section 402(g) of the Code solely because of a hardship distribution made by this plan or any other plan of the Employer.

                                       ARTICLE V
                                CATCH-UP CONTRIBUTIONS

Catch-up Contributions. Unless otherwise elected in Section 2.2 of this
----------------------
amendment, effective for calendar years beginning after December 31, 2001, all employees who are eligible to make elective deferrals under this plan and who have attained age 50 before the close of the calendar year shall be eligible to make catch-up contributions in accordance with, and subject to the limitations of, Section 414(v) of the Code. Such catch-up contributions shall not be taken into account for purposes of the provisions of the plan implementing the required limitations of Sections 402(g) and 415 of the Code. The plan shall not be treated as failing to satisfy the provisions of the plan implementing the requirements of Sections 401(k)(3), 401(k)(11), 401(k)(12), 410(b), or 416 of
the Code, as applicable, by reason of the making of such catch-up contributions.

If elected in Section 2.2, catch-up contributions shall not be treated as elective deferrals for purposes of applying any Employer matching contributions under the plan.


                                      ARTICLE VI
                            REQUIRED MINIMUM DISTRIBUTIONS

6.1      GENERAL RULES

6.1.1    Effective Date. Unless a later effective date is specified in Section
         --------------
         2.3.a of this amendment, the provisions of this amendment will apply for purposes of determining required minimum distributions for calendar years beginning with the 2002 calendar year.

6.1.2    Coordination with Minimum Distribution Requirements Previously in
         -----------------------------------------------------------------
         Effect.  If the effective date of this amendment is earlier than
         ------
         calendar years beginning with the 2003 calendar year, required minimum distributions for 2002 under this amendment will be determined as follows. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this amendment equals or exceeds the required minimum distributions determined under this amendment, then no additional distributions will be required to be made for 2002 on or after such date to the distributee. If the total amount of 2002 required minimum distributions under the Plan made to the distributee prior to the effective date of this amendment is less than the amount determined under this amendment, then required minimum distributions for 2002 on and after such date will be determined so that the total amount of required minimum distributions for 2002 made to the distributee will be the amount determined under this amendment.

6.1.3    Precedence. The requirements of this amendment will take precedence
         ----------
         over any inconsistent provisions of the Plan.

6.1.4    Requirements of Treasury Regulations Incorporated. All distributions
         -------------------------------------------------
         required under this amendment will be determined and made in accordance with the Treasury regulations under Section 401(a)(9) of the Internal Revenue Code.

6.1.5    TEFRA Section 242(b)(2) Elections. Notwithstanding the other provisions
         ---------------------------------
         of this amendment, distributions may be made under a designation made before January 1, 1984, in accordance with Section 242(b)(2) of the Tax Equity and Fiscal Responsibility Act (TEFRA) and the provisions of the Plan that relate to Section 242(b)(2) of TEFRA.

6.2      TIME AND MANNER OF DISTRIBUTION

6.2.1    Required Beginning Date.  The Participant's entire interest will be
         -----------------------
         distributed, or begin to be distributed, to the Participant no later than the Participant's required beginning date.

6.2.2    Death of Participant Before Distributions Begin. If the Participant
         -----------------------------------------------
         dies before distributions begin, the Participant's entire interest will be distributed, or begin to be distributed, no later than as follows:

         (a) If the Participant's surviving spouse is the Participant's sole designated beneficiary, then, except as provided in Article VI, distributions to the surviving spouse will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died, or by December 31 of the calendar year in which the Participant would have attained age 70 1/2, if later.

         (b) If the Participant's surviving spouse is not the Participant's sole designated beneficiary, then, except as provided in Section 2.3 of this amendment, distributions to the designated beneficiary will begin by December 31 of the calendar year immediately following the calendar year in which the Participant died.

         (c) If there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, the Participant's entire interest will be distributed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

         (d) If the Participant's surviving spouse is the Participant's sole designated beneficiary and the surviving spouse dies after the Participant but before distributions to the surviving spouse begin, this Section 6.2.2, other than Section 6.2.2(a), will apply as if the surviving spouse were the Participant.

         For purposes of this Section 6.2.2 and Section 2.3, unless Section 6.2.2(d) applies, distributions are considered to begin on the Participant's required beginning date. If Section 6.2.2(d) applies, distributions are considered to begin on the date distributions are required to begin to the surviving spouse under Section 6.2.2(a). If distributions under an annuity purchased from an insurance company irrevocably commence to the Participant before the Participant's required beginning date (or to the Participant's surviving spouse before the date distributions are required to begin to the surviving spouse under Section 6.2.2(a)), the date distributions are considered to begin is the date distributions actually commence.

6.2.3    Forms of Distribution. Unless the Participant's interest is distributed
         ---------------------
         in the form of an annuity purchased from an insurance company or in a single sum on or before the required beginning date, as of the first distribution calendar year distributions will be made in accordance with Sections 6.3 and 6.4 of this amendment. If the Participant's interest is distributed in the form of an annuity purchased from an insurance company, distributions thereunder will be made in accordance with the requirements of Section 401(a)(9) of the Code and the Treasury regulations.

6.3      REQUIRED MINIMUM DISTRIBUTIONS DURING PARTICIPANT'S LIFETIME

6.3.1    Amount of Required Minimum Distribution For Each Distribution Calendar
         ----------------------------------------------------------------------
         Year. During the Participant's lifetime, the minimum amount that will
         ----
         be distributed for each distribution calendar year is the lesser of:

         (a) the quotient obtained by dividing the Participant's account balance by the distribution period in the Uniform Lifetime Table set forth in
         Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's age as of the Participant's birthday in the distribution calendar year; or

         (b) if the Participant's sole designated beneficiary for the distribution calendar year is the Participant's spouse, the quotient obtained by dividing the Participant's account balance by the number in the Joint and Last Survivor Table set forth in Section 1.401(a)(9)-9 of the Treasury regulations, using the Participant's and spouse's attained ages as of the Participant's and spouse's birthdays in the distribution calendar year.

6.3.2    Lifetime Required Minimum Distributions Continue Through Year of
         ----------------------------------------------------------------
         Participant's Death. Required minimum distributions will be determined
         -------------------
         under this Section 6.3 beginning with the first distribution calendar year and up to and including the distribution calendar year that includes the Participant's date of death.

6.4      REQUIRED MINIMUM DISTRIBUTIONS AFTER PARTICIPANT'S DEATH

6.4.1    Death On or After Date Distributions Begin.

              (a) Participant Survived by Designated Beneficiary. If the
                  ----------------------------------------------
              Participant dies on or after the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the longer of the remaining life expectancy of the Participant or the remaining life expectancy of the Participant's designated beneficiary, determined as follows:

                  (1) The Participant's remaining life expectancy is calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

                  (2) If the Participant's surviving spouse is the Participant's sole designated beneficiary, the remaining life expectancy of the surviving spouse is calculated for each distribution calendar year after the year of the Participant's death using the surviving spouse's age as of the spouse's birthday in that year. For distribution calendar years after the year of the surviving spouse's death, the remaining life expectancy of the surviving spouse is calculated using the age of the surviving spouse as of the spouse's birthday in the calendar year of the spouse's death, reduced by one for each subsequent calendar year.

                  (3) If the Participant's surviving spouse is not the Participant's sole designated beneficiary, the designated beneficiary's remaining life expectancy is calculated using the age of the beneficiary in the year following the year of the Participant's death, reduced by one for each subsequent year.

         (b) No Designated Beneficiary. If the Participant dies on or after the
             -------------------------
         date distributions begin and there is no designated beneficiary as of September 30 of the year after the year of the Participant's death, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the Participant's remaining life expectancy calculated using the age of the Participant in the year of death, reduced by one for each subsequent year.

6.4.2    Death Before Date Distributions Begin.

         (a) Participant Survived by Designated Beneficiary. Except as provided
             ----------------------------------------------
         in Section 2.3, if the Participant dies before the date distributions begin and there is a designated beneficiary, the minimum amount that will be distributed for each distribution calendar year after the year of the Participant's death is the quotient obtained by dividing the Participant's account balance by the remaining life expectancy of the Participant's designated beneficiary, determined as provided in Section 6.4.1.

         (b) No Designated Beneficiary. If the Participant dies before the date
             -------------------------
         distributions begin and there is no designated beneficiary as of September 30 of the year following the year of the Participant's death, distribution of the Participant's entire interest will be completed by December 31 of the calendar year containing the fifth anniversary of the Participant's death.

         (c) Death of Surviving Spouse Before Distributions to Surviving Spouse
             ------------------------------------------------------------------
         Are Required to Begin. If the Participant dies before the date
         ---------------------
         distributions begin, the Participant's surviving spouse is the Participant's sole designated beneficiary, and the surviving spouse dies before distributions are required to begin to the surviving spouse under Section 6.2.2(a), this Section 6.4.2 will apply as if the surviving spouse were the Participant.

6.5      DEFINITIONS

6.5.1    Designated beneficiary. The individual who is designated as the
         ----------------------
         Beneficiary under the Plan and is the designated beneficiary under
         Section 401(a)(9) of the Internal Revenue Code and Section 1.401(a)(9)-1, Q&A-4, of the Treasury regulations.

6.5.2    Distribution calendar year.  A calendar year for which a minimum
         --------------------------
         distribution is required. For distributions beginning before the Participant's death, the first distribution calendar year is the calendar year immediately preceding the calendar year which contains the Participant's required beginning date. For distributions beginning after the Participant's death, the first distribution calendar year is the calendar year in which distributions are required to begin under
         Section 6.2.2. The required minimum distribution for the Participant's first distribution calendar year will be made on or before the Participant's required beginning date. The required minimum distribution for other distribution calendar years, including the required minimum distribution for the distribution calendar year in which the Participant's required beginning date occurs, will be made on or before December 31 of that distribution calendar year.

6.5.3    Life expectancy. Life expectancy as computed by use of the Single Life
         ---------------
         Table in Section 1.401(a)(9)-9 of the Treasury regulations.

6.5.4    Participant's account balance. The account balance as of the last
         -----------------------------
         valuation date in the calendar year immediately preceding the distribution calendar year (valuation calendar year) increased by the amount of any contributions made and allocated or forfeitures allocated to the account balance as of dates in the valuation calendar year after the valuation date and decreased by distributions made in the valuation calendar year after the valuation date. The account balance for the valuation calendar year includes any amounts rolled over or transferred to the Plan either in the valuation calendar year or in the distribution calendar year if distributed or transferred in the valuation calendar year.

6.5.5    Required beginning date. The date specified in the Plan when
         -----------------------
         distributions under Section 401(a)(9) of the Internal Revenue Code are required to begin.


                                      ARTICLE VII
                                DEEMED 125 COMPENSATION

If elected, this Article shall apply as of the effective date specified in
Section 2.4 of this amendment. For purposes of any definition of compensation under this Plan that includes a reference to amounts under Section 125 of the Code, amounts under Section 125 of the Code include any amounts not available to a Participant in cash in lieu of group health coverage because the Participant is unable to certify that he or she has other health coverage. An amount will be treated as an amount under Section 125 of the Code only if the Employer does not request or collect information regarding the Participant's other health coverage as part of the enrollment process for the health plan.

Except with respect to any election made by the employer in Article II, this amendment is hereby adopted by the prototype sponsor on behalf of all adopting employers on December 1, 2003.

Sponsor Name: AMVESCAP National Trust Company
              -------------------------------

By:  /s/ Scott Kiper
    -----------------------------
              TRUST OFFICER

NOTE: The employer only needs to execute this amendment if an election has been made in Article II of this amendment.

This amendment has been executed this 30th day of December, 2003.
                                      ----        --------  ----

Name of Plan:  M.D.C. Holdings, Inc. 401(k) Savings Plan
               -----------------------------------------

Name of Employer:  M.D.C. Holdings, Inc.
                   ---------------------

By:  /s/ Paris G. Reece III
     -----------------------
            EMPLOYER